UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 9, 2005

                          INSURANCE AUTO AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)

          Illinois                     333-127791                95-3790111
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


     Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154
               (Address of principal executive offices) (Zip Code)


                                 (708) 492-7000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.     Results of Operations and Financial Condition.
               and
Item 7.01.     Regulation FD Disclosure.

     The following information is furnished pursuant to Items 2.02 and 7.01 of Form 8-K.

     On November 9, 2005, Insurance Auto Auctions, Inc. (the "Company") reported its results for the third quarter ended September 25, 2005. The Company's earnings release for the third quarter ended September 25, 2005 is attached as
Exhibit 99.1. The attached Exhibit is furnished pursuant to Item 2.02 and Item
7.01 on Form 8-K.

     EBITDA is presented in the earnings release because management believes that it is a indicative of the relative strength of the Company's operating performance. EBITDA is defined as net earnings plus income tax provision (benefit), interest (net), depreciation, and amortization. The Company's senior credit facility further adjusts EBITDA, including for non-cash items, nonrecurring items, and sponsor advisory fees, to determine compliance with certain covenants in the senior credit agreement. Although EBITDA is not a defined term under generally accepted accounting principles in the United States, we believe that the inclusion of EBITDA is appropriate, because management uses this information in evaluating the Company's operating performance. However, EBITDA should not be considered as a substitute for net earnings or loss, or as an indicator of whether cash flows will be sufficient to fund cash needs. Below is a table detailing EBITDA (in thousands) for the three months ended September 26, 2004 and September 25, 2005:

                                Three Months Ended
                          September 26,     September 25,
                             2004               2005
                          ------------      ------------
Net earnings                $   3,354         $     507
Income taxes                    2,036              (206)
Interest expense (net)            362             6,210
Depreciation and
 amortization                   3,202             4,481
                          ------------      ------------
   EBITDA                   $   8,954         $  10,992


     Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Insurance Auto Auctions, Inc.



                                          By:      /s/ Thomas C. O'Brien
                                                   -----------------------------
                                                   Thomas C. O'Brien
                                                   Chief Executive Officer
Date:  November 9, 2005




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


                                Index of Exhibits


    Exhibit No.                    Exhibit
-------------------  ----------------------------------------------------------
       99.1 Press Release of Insurance Auto Auctions, Inc. (the "Company"), dated November 9, 2005, disclosing the Company's financial results for the third quarter ended September 25, 2005.




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